SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 15, 2001


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                000-24535                    58-1897792
  -------------                ---------                    ----------
 (State or other              (Commission                  (IRS Employer
  jurisdiction                 File No.)                Identification No.)
 of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia              30144
---------------------------------------------              ------
  (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The  registrant is amending and refiling its Form 8-K dated
                     June   15,   2001.

                     The registrant distributed the Certificateholders Statement
                     for  the   month   of  May  2001  to  the   Series   1997-2
                     Certificateholders on June 15, 2001.

                     The registrant distributed the Certificateholders Statement
                     for  the   month   of  May  2001  to  the   Series   1998-1
                     Certificateholders on June 15, 2001.




                                      - 1 -



Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 99:

      99.1           Series 1997-2 Certificateholders Statement for the month of
                     May 2001.

      99.2           Series 1998-1 Certificateholders Statement for the month of
                     May 2001.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FNANB CREDIT CARD
                                MASTER TRUST


                                By:       FIRST NORTH AMERICAN
                                          NATIONAL BANK, as
                                          Servicer


                                By:       /s/ Philip J. Dunn
                                          ---------------------------------
                                          Philip J. Dunn
                                          Vice President





Date:      February 19, 2002

                                       -2-






                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    EXHIBITS
                                       TO
                                   FORM 8-K/A


                         FNANB CREDIT CARD MASTER TRUST



                                INDEX TO EXHIBITS



Exhibit
Number     Exhibit


   99.1    Series 1997-2 Certificateholders Statement for the month of May 2001.


   99.2    Series 1998-1 Certificateholders Statement for the month of May 2001.